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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2003


                            Enterasys Networks, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10228               04-2797263
(State of Other Jurisdiction         (Commission File         (IRS Employer
       Incorporation)                    Number)            Identification No.)

                                50 Minuteman Road

                                Andover, MA 01810

               (Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (978) 684-1000

                                 Not applicable

          (Former Name or Former Address, if changed since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 16, Enterasys Networks, Inc. (the "Company") issued a press release announcing that it had reached agreement to settle all outstanding shareholder litigation against the Company, its directors and former officers, filed in connection with the Company's restatement of financial results for the 2001 fiscal and transition years. A copy of this press release is being furnished as EXHIBIT 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)        EXHIBITS:

          99.1     Press Release, dated October 16, 2003.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERASYS NETWORKS, INC.


Date: October 17, 2003                       By: /s/ Richard S. Haak, Jr.
                                                 --------------------------
                                                 Richard S. Haak, Jr.
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit 99.1      Press Release, dated October 16, 2003.


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